UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 13, 2005

ViewCast.com, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-29020	75-2528700

(Commission File Number)	(IRS Employer Identification No.)

17300 North Dallas Parkway, Suite 2000 Dallas, Texas	75248-1191

(Address of Principal Executive Offices)	(Zip Code)
(972) 488-7200

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On October 13, 2005, at the annual meeting of shareholders of ViewCast.com, Inc. (the “Company”), the shareholders of the Company approved the Company’s 2005 Stock Incentive Plan and the Company’s 2005 Employee Stock Purchase Plan. Both plans were approved by the Board of Directors on August 1, 2005, subject to shareholder approval.
     The 2005 Stock Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock and restricted stock units and other performance awards and other incentive awards to employees, non-employee directors and other service providers of the Company. The maximum number of shares available for grant under the plan is 3,000,000 shares of common stock, plus any shares of Common Stock subject to outstanding awards under the Company’s prior stock option plans. A copy of the plan was attached as Appendix A to the Company’s proxy statement filed with the Securities and Exchange Commission on September 9, 2005 and is incorporated herein by reference.
     The 2005 Employee Stock Purchase Plan provides Company employees with the opportunity to purchase common stock of the Company through accumulated payroll deductions at a purchase price equal to ninety-five percent of the market price of common stock at the end of each offering period. 1,000,000 shares of common stock have been reserved for issuance, under the plan subject to certain antidilution adjustments. A copy of the plan was attached as Appendix B to the Company’s proxy statement filed with the Securities and Exchange Commission on September 9, 2005 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	ViewCast.com, Inc. 2005 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s proxy statement filed with the Securities and Exchange Commission on September 9, 2005).

99.2	ViewCast.com, Inc. 2005 Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s proxy statement filed with the Securities and Exchange Commission on September 9, 2005).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWCAST.COM, INC.
Date: October 20, 2005	By:	/s/ Laurie L. Latham
Laurie L. Latham, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	ViewCast.com, Inc. 2005 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s proxy statement filed with the Securities and Exchange Commission on September 9, 2005).

99.2	ViewCast.com, Inc. 2005 Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s proxy statement filed with the Securities and Exchange Commission on September 9, 2005).